UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 26, 2008

Commission File Number: 333-144973

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

2470 St. Rose Parkway, Suite 314,
Henderson,  NV  89074.

(Address of principal executive offices, including zip code)

(702)  914-4300
(Registrant's telephone number, including area code)

Corporate Outfitters, Inc.
3327 West Indian Trail, Suite 152
Spokane, WA  99208
(Former name and or former address is changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIBERTY CAPITAL ASSET MANAGMENT, INC.

EXPLANATORY PARAGRAPH
This amendment to the Form 8K, as filed on November 26, 2008, is to incorporate the attached Exhibit 16.1, letter dated November 26, 2008 from the former accountant, Kyle L. Tingle, CPA, LLC. The exhibit states that the former auditor read the Company’s statements included under Item 4 of its Form 8-K dated November 26, 2008 and agrees with such statements.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Previous independent accountants

On  November  26,  2008,  Kyle L. Tingle, CPA, LLC, the independent accountant previously engaged as the  principal accountant to audit the financial statements of Liberty Capital Asset Management, Inc., formerly Corporate Outfitters, Inc (“the Company”), was dismissed.

The  reports  of Kyle L. Tingle, CPA, LLC  on  the Company’s financial statements for the fiscal year ended March 31, 2008, included supplementary paragraphs related to the Company’s ability to continue as a going concern, but were not otherwise qualified or modified as to uncertainty as to audit scope or accounting principles nor did they contain an adverse opinion.

During  the Company’s March 31, 2008 and 2007 and the period March 9, 2007 (inception) through March 31, 2008 and the subsequent interim  period  through  November 26, 2008,  there  have  been  no disagreements  with  Kyle L. Tingle, CPA, LLC  on any  matter  of  accounting principles or practices, financial  statement  disclosure, or auditing scope  and  procedure,  which disagreements, if not  resolved  to  the satisfaction of Kyle L. Tingle, CPA, LLC, would have caused Kyle L. Tingle, CPA, LLC to  make reference to the  subject  matter  of  the  disagreements  in connection with its report on the financial statements for such year.

The Company has requested that Kyle L. Tingle, CPA, LLC furnish a letter addressed to the Securities  and Exchange Commission stating whether it agrees with  the above statements.

(b)           New independent accountants

On November 26, 2008, the Company engaged  Pollard Kelley Auditing Services, Inc.,  as  the independent accountant to act as the principal accountant to audit the Company’s financial statements.  The Company did not consult with Pollard Kelley Auditing Services, Inc. on  the  application   of  accounting  principles  to  a  specified transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or any disagreements or a reportable event.

Item 9.01.        Financial Statements, Financial Information and Exhibits.

(b)	Exhibits

16.1 Letter from Kyle L.Tingle, CPA, LLC dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: December 11, 2008	LIBERTY CAPITAL ASSET MANAGEMENT, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer